Quarterly Holdings Report
for
Fidelity® Nordic Fund
July 31, 2022
NOR-NPRT3-0922
1.804855.118
Common Stocks - 97.8%
	Shares	Value ($)
Denmark - 31.1%
Carlsberg A/S Series B	72,500	9,377,292
DSV A/S	83,200	14,019,283
Genmab A/S (a)	23,900	8,504,100
Novo Nordisk A/S Series B	366,700	42,710,965
ORSTED A/S (b)	91,988	10,708,935
Royal Unibrew A/S	47,600	4,046,614
Tryg A/S	190,183	4,327,919
TOTAL DENMARK		93,695,108
Finland - 14.3%
Elisa Corp. (A Shares)	144,600	7,986,487
Neste OYJ	132,000	6,756,323
Nordea Bank ABP	1,445,544	14,211,913
Sampo Oyj (A Shares)	180,200	7,785,135
UPM-Kymmene Corp.	198,500	6,266,868
TOTAL FINLAND		43,006,726
Norway - 8.6%
Equinor ASA	336,900	12,971,968
Kongsberg Gruppen ASA	80,000	2,938,407
Norsk Hydro ASA	884,200	5,990,662
Selvaag Bolig ASA	321,200	1,359,229
TGS ASA	183,900	2,722,795
TOTAL NORWAY		25,983,061
Sweden - 42.5%
Addlife AB	198,742	3,400,960
Alfa Laval AB	213,800	6,353,703
ASSA ABLOY AB (B Shares)	483,700	11,427,907
Atlas Copco AB (B Shares)	1,010,400	10,417,991
Eltel AB (a)(b)	1,727,523	1,380,359
EQT AB	199,400	5,368,507
Ericsson (B Shares)	864,300	6,574,081
Evolution AB (b)	54,400	5,237,543
Fortnox AB	764,100	4,321,193
Haypp Group (a)	385,600	755,096
HEXPOL AB (B Shares)	273,170	2,835,944
Indutrade AB	307,300	7,181,885
Investor AB (B Shares)	797,500	14,816,477
Lagercrantz Group AB (B Shares)	462,453	5,028,543
Nibe Industrier AB (B Shares)	461,600	4,624,085
Nordnet AB	260,600	3,486,309
Saab AB (B Shares)	87,500	3,156,551
Sandvik AB	609,900	11,238,136
Surgical Science Sweden AB (a)	124,000	1,920,608
Swedbank AB (A Shares)	440,699	6,103,753
Swedish Match Co. AB	1,167,700	12,224,095
TOTAL SWEDEN		127,853,726
Switzerland - 1.3%
Sonova Holding AG	10,530	3,772,370
TOTAL COMMON STOCKS (Cost $256,733,223)		294,310,991

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (c) (Cost $5,225,928)	5,224,883	5,225,928

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $261,959,151)	299,536,919
NET OTHER ASSETS (LIABILITIES) - 0.5%	1,459,237
NET ASSETS - 100.0%	300,996,156

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,326,837 or 5.8% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	10,608,095	50,613,748	55,995,915	21,669	-	-	5,225,928	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	-	120,929,665	120,929,665	104,408	-	-	-	0.0%
Total	10,608,095	171,543,413	176,925,580	126,077	-	-	5,225,928

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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